Exhibit 99.4

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
FRIEDMAN’S INC.

As Adopted and Ratified April 29, 2004

I.	Introduction and Purpose

     There shall be a committee of the Board of Directors of Friedman’s Inc. (the “Corporation”) known as the Audit Committee (the “Committee”). The primary function of the Audit Committee is to assist the Board of Directors in its oversight of: the integrity of the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s legal and regulatory compliance; the independent auditors and their qualifications and independence; the Corporation’s systems of internal controls regarding finance, accounting, and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. The Audit Committee shall also be responsible for the preparation and publication of the report of the Audit Committee that is required by the SEC to be published in the Corporation’s annual proxy statement. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels.

     The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter. In the execution of its duties, the Committee shall have the authority to obtain advice and assistance from outside legal, accounting, or other advisors without seeking additional approval from the full Board of Directors for the retention of, or payment of fees for, such advisors. The Committee shall also have the authority to determine appropriate funding for administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     In the fulfillment of its duties, the Committee shall have and may exercise all the powers and authority of the Board of Directors to the extent permitted under Section 141 of the Delaware General Corporation Law (the “DGCL”), and may delegate such authority to any subcommittee to the extent permitted under the DGCL.

II.	Composition

     The Audit Committee shall be comprised of three or more Independent Directors, (as defined in the NYSE Listed Company Manual and the rules of the SEC), who are not officers or employees of the Corporation and each of whom is free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the Committee shall be financially literate and able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and cash flow statement. Additionally, the Audit Committee shall have at least one member with past experience in finance or accounting, a professional certification in accounting or other relevant experience sufficient to qualify that person as an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K.

     The members of the Audit Committee shall be appointed by the Board of Directors on the recommendation of the Company’s Nominating/Corporate Governance Committee. The chairman of the Committee shall be designated by the Board of Directors. In the absence of such appointment, the members of the Committee may designate a chairman by majority vote. The Committee may form and delegate authority to subcommittees when appropriate.

III.	Meetings

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, person responsible for the internal auditing function and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee shall meet with the independent accountants and management quarterly to review the Corporation financials consistent with IV(2) below. Minutes of each of these meetings shall be kept.

IV.	Responsibilities and Duties

     To fulfill its responsibilities and duties, the Committee shall:

Document/Report Review

1.	Review this Charter and the performance of the Committee at least annually, and update the Charter as conditions dictate.

2.	Review and discuss with management and the independent accountants the organization’s annual and quarterly financial statements and any reports or other financial information submitted to the Corporation’s stockholders, any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.	Review the regular internal reports to management prepared by the internal auditing department and management’s response.

4.	Discuss, prior to their release to the public, the stockholders or any government body, the Corporation’s earnings, as well as financial information and earnings guidance provided to analysts and rating agencies.

5.	Review with financial management and the independent accountants each Quarterly Report on Form 10-Q and the Annual Report on Form 10-K prior to their filing including the disclosures under Management’s Discussion and Analysis.

6.	Recommend to management, based on the Audit Committee’s review of the Corporation’s financial statements, its discussions with the independent accountant of the Corporation’s accounting practices and its discussions with the outside accountant concerning independence of the outside accountant, whether or not the Corporation should include its financial statements in its Annual Report on Form 10-K.

7.	Disclose, as required by the applicable securities laws, in the Corporation’s proxy statement or annual report on Form 10-K, the audit committee report and all other required information concerning the audit committee and its function.

8.	Review, in consultation with management, the Corporation’s policies with respect to risk assessment and risk management.

9.	Report regularly to the Board on any issues that arise regarding the quality or integrity of the financial statements, compliance with regulatory or legal requirements, the performance and independence of the independent auditors or the performance of the internal audit function.

Independent Accountants:

10.	In the Committee’s sole discretion, control the appointment, retention, evaluation and oversight of the independent accountants, consider their independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

11.	Advise the independent accountant that the independent accountant is ultimately accountable to Board of Directors and the Committee, as representatives of the stockholders.

12.	On an annual basis, receive from the independent accountant the written disclosure and letter required by ISB Standard No. 1 and discuss with the accountants all significant relationships the accountants have with the Corporation that may impact the accountants’ objectivity and independence.

13.	Take appropriate action to oversee the independence of the outside auditor, including review and approval of any terms of non-audit engagements with the independent accountants.

14.	Review the performance of the independent accountants and recommend discharge of the independent accountants when circumstances warrant.

15.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financials statements.

16.	At least annually, obtain, review, and report to the full Board of Directors the results of the Committee’s review of, a report from the independent auditor describing (a) the independent auditor’s internal quality control procedures,

(b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor or by any inquiry or investigation by governmental or professional authorities within the preceding five years concerning any of the independent audits carried out by the auditor, as well as the steps taken to deal with such issues, and (c) all relationships between the Corporation and the independent auditor.

     17. Establish clear hiring policies relating to the retention by the Corporation of current or former employees of the independent auditor.

Financial Reporting Processes:

18.	In consultation with the independent accountants and the internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

19.	Consult with the independent accountants’ and management about the independent accountants’ judgments concerning not only the acceptability, but also the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

20.	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement:

21.	Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgment.

22.	Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

23.	Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

24.	Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee).

Ethical and Legal Compliance:

25.	Establish, review and update periodically a code of ethical conduct and ensure that management has established a system to enforce this code.

26.	Review management’s monitoring of the Corporation’s compliance with the Corporation’s code of ethical conduct, and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

27.	Review activities, organizational structure, and qualifications of the internal audit department.

28.	Review and assess the adequacy of the performance of the Corporation’s internal auditing department on a periodic basis.

29.	Review and assist the Board of Directors and management with the Corporation’s compliance with legal and regulatory requirements.

30.	Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, and auditing matters, and for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

31.	Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

32.	Perform any other activities consistent with this Charter, the Corporation’s Bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.